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                                                                   EXHIBIT 10.12

                                PROMISSORY NOTE


$500,000.00                                                     Denver, Colorado
                                                              September 30, 1996


     FOR VALUE RECEIVED, and at the times hereinafter specified, the undersigned, ARIS Corporation, a Washington corporation (hereinafter referred to as "Maker"), hereby promises and agrees to pay to the order of SofTeach Corporation, a Colorado corporation (hereinafter referred to, together with each subsequent holder of this Note, as "Holder"), at 1355 South Colorado Boulevard, Suite 606, Denver, Colorado 80222, or at such other address as may be designated from time to time by any Holder, the principal sum of five hundred thousand ($500,000.00) dollars in lawful currency of the United States of America together with interest on the principal indebtedness outstanding from time to time from the date hereof until maturity at the rate of six (6%) percent per annum. The Note shall be payable as follows:

          two hundred fifty thousand ($250,000.00) dollars together with all interest then accrued on April 1, 1997, and two hundred fifty thousand ($250,000.00) dollars together with accrued interest thereon on July 1, 1997.

     The Note shall be due and payable on or before July 1, 1997. This Note may be prepaid, in whole or in part, at any time or times without penalty and without prior notice, after January 1, 1997.

     Payments shall be applied first to accrued and unpaid interest, then to the reduction of principal.

     If any payment required to be made hereunder is not paid within five (5) days after the date when due hereunder, such amount shall bear interest from the expiration of such five (5) day period until paid at a rate of twelve percent (12%) per annum (the "Default Rate"). Further, if the entire balance of principal, interest and other sums due is not paid upon maturity of the loan evidenced by this Note, whether by acceleration or otherwise, such balance thereafter shall bear interest until paid at the Default Rate.

     This Note is secured by a Security Agreement of even date herewith (the "Security Agreement"). Any default of any sum due hereunder or in the performance of any covenant or agreement contained herein which is not cured within any applicable grace or cure period shall constitute an event of default under the Security Agreement, and any default under the Security Agreement which is not cured within any applicable grace or cure period shall constitute an event of default hereunder.

     Events of Default. Any of the following stated below shall constitute an Event of Default:

        (a) if any sum of money herein or in the Security Agreement provided to be paid by Maker shall not be paid;

        (b) if any agreement, term, condition or covenant herein or in the Security Agreement provided to be performed by the Maker (other than same as shall require the payment of money) is not performed in accordance with the terms thereof, and such nonperformance shall continue for a period of thirty
(30) days after written demand for performance thereof shall have been delivered by Holder to Maker; provided, however, that no Event of Default shall be deemed to have occurred hereunder if, within said thirty (30) day period, Maker shall have expeditiously commenced remedial action and thereafter shall diligently pursue same to completion;

        (c)     if the Maker shall:

                (i) apply for or consent to or have appointed a receiver, trustee or liquidator of the Maker or of all or substantially all of its assets; or
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                (ii)    file a voluntary or have filed an involuntary petition
in bankruptcy under any chapter of the Bankruptcy Act, and the Maker shall fail to either contest the jurisdiction or shall otherwise be in default hereunder; or
                (iii)   make a general assignment for the benefit of creditors;
or
                (iv) file an answer admitting material allegations of a petition filed against the Maker in any bankruptcy, reorganization or insolvency proceeding.

        If Maker defaults in the payment of any amount due hereunder on the date which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or in the Security Agreement, and if such default shall continue beyond any grace period provided for so as to constitute an Event of Default shall continue beyond any grace period provided for so as to contitute an Event of Default thereunder, then Holder, at its option and without further notice to Maker, may declare immediately due and payable the entire unpaid principal balance of this Note, together with interest thereon at an annual rate after the date of such default equal to the Default Rate, together with all sums due by Maker under the Security Agreement, anything herein or in the Security Agreement to the contrary notwithstanding. Any payment hereunder may be enforced and recovered in whole or in part at such time by one or more of the remedies provided to Holder in this Note or in the Security Agreement. In the event that: (i) this Note or the Security Agreement is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Holder in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights which involves a claim under this Note or the Security Agreement; or (iii) an attorney is retained to foreclose or enforce the lien of the Security Agreement, then Maker shall pay to Holder all reasonable attorney's fees, costs and expenses incurred in connection therewith, inclding costs of apppeal, together with interest on any judgment obtained by Holder at the Default Rate.

        Maker and all parties now or hereafter liable for the payment hereof, primarily or secondarily, directly or indirectly, and whether as endorser, guarantor, surety, or otherwise, hereby severally (a) waive notice, presentment, demand, protest, notice of protest and/or dishonor, all other demands or notices of any sort whatever with respect to this Note, (b) consent to impairment or release of collateral, extension of time for payment, and acceptance of partial payments before, at, or after maturity, (c) waive any right to require Holder to proceed against any security for this Note before proceeding hereunder, and (d) agree to pay all costs and expense, including reasonable attorneys' fees, which may be incurred in the collection of this Note or any part thereof or in preserving, securing possession of, and realizing upon any security for this Note.

        If any provision of this Note or of any other document securing or related to the indebtedness evidenced hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the appilcation of the provision to other persons, entities, circumstances, nor any other document referred to herein, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

        The remedies of Holder hereof, as provided herein or in any other agreements securing or relating to this Note, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder hereof, any may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be deemed to be a waiver or release of same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, as subsequent right, remedy or recourse as to a subsequent event.

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        This Note may not be assigned by Holder except to its shareholders,
Terri J. Olson and Greg A. Olson.

        This Note shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

        IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first above written.

                                ARIS Corporation, a Washington corporation


                                By:_______________________________________
                                   Its President